UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 24, 2019 (June 24, 2019)
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue, Suite 130, Lake Success, NY 11042
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services Corp.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01.    Entry into a Material Definitive Agreement.

On June 24, 2019, Newtek Small Business Finance, LLC (“NSBF”), a subsidiary of Newtek Business Services Corp. (the “Company”), entered into Omnibus Amendment No. 2 to Loan Documents (the “Amendment”), with Capital One, National Association (“Capital One”) and UBS Bank USA (“UBS”) as Lenders (in such capacity, collectively the “Lenders”), and Capital One as Administrative Agent, pursuant to which UBS increased its maximum commitment under the credit facility from $25,000,000 to $75,000,000, thereby increasing the aggregate maximum amount of all Lenders under the credit facility from $100,000,000 to $150,000,000 (the “Amended Credit Facility”).

The above description is a summary and is qualified in its entirety by the terms of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

A press release announcing the Amended Credit Facility is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1
Omnibus Amendment No. 2 to Loan Documents, dated as of June 24, 2019, by and among Newtek Small Business Finance, LLC, Capital One, National Association and UBS Bank USA as Lenders, and Capital One, National Association as Administrative Agent.

99.1	Press Release, dated June 24, 2019, announcing the Amended Credit Facility.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: June 24, 2019	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description

10.1
Omnibus Amendment No. 2 to Loan Documents, dated as of June 24, 2019, by and among Newtek Small Business Finance, LLC, Capital One, National Association and UBS Bank USA as Lenders, and Capital One, National Association as Administrative Agent.

99.1	Press Release, dated June 24, 2019, announcing the Amended Credit Facility.